EXHIBIT 24
                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ James A. Abbott
-----------------------------------
James A. Abbott

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Mary K. Bush
-----------------------------------
Mary K. Bush

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Karl E. Case
-----------------------------------
Karl E. Case

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Curt S. Culver
-----------------------------------
Curt S. Culver

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ David S. Engelman
-----------------------------------
David S. Engelman

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Thomas M. Hagerty
-----------------------------------
Thomas M. Hagerty

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Kenneth M. Jastrow, II
-----------------------------------
Kenneth M. Jastrow, II

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Daniel P. Kearney
-----------------------------------
Daniel P. Kearney

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Michael E. Lehman
-----------------------------------
Michael E. Lehman

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Sheldon B. Lubar
-----------------------------------
Sheldon B. Lubar

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ William A. McIntosh
-----------------------------------
William A. McIntosh

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statement relating to the registration of up to 14,000,000 shares of Common Stock $1.00 par value, under the Company's 2002 Stock Incentive Plan; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof




Dated this 24th day of October, 2002.


/s/ Leslie M. Muma
-----------------------------------
Leslie M. Muma